UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 19, 2011

INTERVEST BANCSHARES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23377	13-3699013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Rockefeller Plaza, Suite 400, New York, New York	10020-2002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (212) 218-2800

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Meeting”) of Intervest Bancshares Corporation (the “Company”) was held on May 19, 2011. As of the record date of March 31, 2011, there were a total of 21,126,489 shares of common stock outstanding and entitled to vote at the Meeting. At the Meeting, 19,103,994 shares of common stock were present in person or by proxy, representing a quorum.

At the meeting, the Company’s stockholders: (i) elected each of the eight persons listed below under “Election of Directors” to serve as a director of the Company until the next annual meeting of stockholders; (ii) approved a non-binding advisory proposal on executive officer compensation; (iii) approved a proposal to amend the Company’s 2006 Long Term Incentive Plan to increase the number of shares of common stock available for issuance under the Plan; and (iv) ratified the appointment of Hacker, Johnson & Smith P.A., P.C., as the Company’s independent auditor for 2011. A proposal to amend and restate the Company’s Certificate of Incorporation did not receive the requisite vote required for approval. The results of the voting at the annual meeting on each such matter is set out below.

1. Election of Directors.

Directors	Votes For	Withheld	Abstain	Broker Non-Votes
Michael A. Callen	9,888,946	90,991	-0-	9,124,057
Lowell S. Dansker	8,832,051	1,147,886	-0-	9,124,057
Paul R. DeRosa	9,888,946	90,991	-0-	9,124,057
Stephen A. Helman	9,404,944	574,993	-0-	9,124,057
Wayne F. Holly	9,891,940	87,997	-0-	9,124,057
Lawton Swan, III	9,887,626	92,311	-0-	9,124,057
Thomas E. Willett	8,838,042	1,141,895	-0-	9,124,057
Wesley T. Wood	9,401,338	578,599	-0-	9,124,057

2. Non-Binding advisory proposal on the compensation of the Company’s executive officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
9,720,111	223,279	36,547	9,124,057

3. Proposal to amend and restate the Company’s Certificate of Incorporation to eliminate any and all references to Class B common stock and to rename the Company’s Class A common stock “common stock”.

Votes For	Votes Against	Abstain	Broker Non-Votes
9,871,955	91,229	16,753	9,124,057

4. Proposal to amend the Company’s 2006 Long Term Incentive Plan to increase the number of shares of common stock reserved for issuance under the Plan from 750,000 shares to 1,500,000 shares.

Votes For	Votes Against	Abstain	Broker Non-Votes
8,515,391	1,443,184	21,362	9,124,057

5. Ratification of appointment of Hacker, Johnson & Smith P.A., P.C. as independent auditor for 2011.

Votes For	Votes Against	Abstain	Broker Non-Votes
19,000,492	54,601	48,901	-0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERVEST BANCSHARES CORPORATION

Date: May 19, 2011	By:	/s/ Stephen A. Helman
Stephen A. Helman
Vice President and Secretary